Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Robert J. Hickey, President of FIRST EAGLE SENIOR LOAN FUND (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	3/8/21	/s/ Robert J. Hickey
Robert J. Hickey, President and Principal Executive Officer (principal executive officer)

I, Jennifer Wilson, Treasurer, Principal Financial Officer, Principal Accounting Officer and Secretary of FIRST EAGLE SENIOR LOAN FUND (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	3/8/21	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer, Principal Financial Officer, Principal Accounting Officer and Secretary (principal financial officer)